Sucampo Pharmaceuticals, Inc.
Corporate Update

January 12 - 15, 2015
San Francisco, CA

Peter Greenleaf
Chief Executive Officer

Sucampo Management Team

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Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission (SEC) on March 12, 2014 and the Form 10-Q as filed with the SEC on November 7, 2014.

Investment Highlights

Global biopharmaceutical company founded in 1996, which has two approved products:

- AMITIZA® in gastroenterology
- RESCULA® in ophthalmology

Recently signed partnerships for AMITIZA provide significant long-term revenues

Pipeline with mid-to-late stage assets in development

Long-term growth strategy to include non-prostone product or company acquisitions

Financial strength

Expanded and experienced management team

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Our Go Forward Strategy: Executed in Three Phases

Secure The Foundation

- ✓ Focus our efforts
- ✓ Strengthen our overall capabilities
- ✓ Secure AMITIZA franchise and drive global growth
- ✓ Re-align the organization

Build The Growth Platform

- ✓ Advance AMITIZA life cycle management
- ✓ Optimize our investment in prostone programs
- ▪ Enrich the pipeline with non-prostone compounds

Transform The Business

- ▪ Diversify our scientific footprint in strategically aligned therapeutic areas
- ▪ Explore broader expansion opportunities where value-driving and accretive

We have executed on key elements of our strategy

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Proven and Experienced Management Team

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, Cooley, NOVARTIS
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, MILLENNIUM PHARMACEUTICALS, INC, Abbott Laboratories
Silvia Taylor Senior Vice President, Investor Relations and Corporate Communications	AstraZeneca, MedImmune, Pfizer, Widmeyer-Baker Group
Andrew Smith Acting Chief Financial Officer	Biocompatibles, ALLERGAN, clearlab, RETROSCREEN VIROLOGY

Expanded Management Team with Considerable Experience in Product Development and Commercialization

Two FDA-Approved Products

amitiza
lubiprostone

Therapeutic Area: Gastroenterology

- Most expansive label in constipation market
- Most experienced product: 9M prescriptions in 8+ years
- Well-tolerated product with well-established safety profile

Rescula
(Unoprostone isopropyl ophthalmic solution) 0.15%

Therapeutic Area: Ophthalmology

- Approved in the U.S. to lower intraocular pressure in patients with open-angle glaucoma or ocular hypertension
- Exited direct selling and marketing efforts 3Q 2014

AMITIZA Growth Strategy

Continue to Grow Sales	+4.3% U.S. Rx's* +22% Q3 14 U.S. Net Sales +118% Q3 14 Japan Sales
New Agreements	▪ **Extended U.S. and Canadian Collaboration** • Takeda will split with Sucampo the gross profits of branded AMITIZA after 2020 • Takeda will no longer reimburse Sucampo for the product details made by Sucampo sales representatives ▪ **New Global Collaboration** • Takeda marketing authorization holder and responsible for development, regulatory, commercial • Global except U.S., Canada, Japan and China • Upfront payment of $14M (received 12-16-14); Sucampo responsible for first $6M in development costs
Remove Generic Challenges	▪ **Settled litigation against Par Pharmaceuticals, Inc.** ▪ **Dr. Reddy's: Sucampo filed lawsuit on 11-12-14; 30-month stay of ANDA in effect**
Market Expansion	▪ **OIC Growth** ▪ **Consumer awareness: new DTC campaign with Takeda in select U.S. markets**
Global Expansion	▪ **New Markets**
Lifecycle Management – New Patient Population and Formulations	▪ **Pediatric population** ▪ **Alternate formulation**
Improved Partner Economics in 2021 and Beyond	▪ **50/50 profit split with Par on generic lubiprostone** ▪ **50/50 profit split with Takeda on branded product**

*IMS Health Data Nov 2014; MAT Dec 2013-Nov 2014 YOY

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46 Million Annual TRx's in Constipation Market, and Heavy OTC and Generic Rx Use

Market MATTY TRx by Category thru Sep 2014

46M TRx



Linaclotide
Bentyl (other symptons of IBS)
Stool softeners with stimulant laxatives (Senna S)
Sorbitol, mineral oil
11%
3%
4%
3%
22%
Stool softeners without stimulant laxatives (Colace)
Osmi Prep, PEG preps
15%
Fleet Enemas
1%
3%
AMITIZA
9%
Stimulant Laxatives (Ex-Lax, Dulcolax)
2%
27%
Bulk Fiber (Citrucel, Benefiber)
Miralax, PEGs

Brand/Generic MATTY TRx thru Sept 2014



Generic
35%
42%
Other
16%
Branded Generic
7%
Brand

Brand TRx by Category thru Sept 2014



Osmi Prep, PEG preps
Pre-xray Evacuants 1%
0% Sorbitol, mineral oil
0% 56520 Miralax, PEGs
Bentyl (other symptoms of IBS)
26%
39%
AMITIZA
Linaclotide
34%

OTC Market: additional ~$800M annually

For data source, see reference 1

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Global AMITIZA Approvals and Regulatory Filings



Canada
CIC and OIC
(filed 10/30/14)*
U.K.
CIC (2012)
OIC under add'l review
MRP in select E.U. countries
CIC
(started 10/31/14)
China
TBD
U.S.
CIC (2006)
IBS-C (2008)
OIC (2013)
Switzerland
CIC (2009)
OIC (2014)
Japan
CC (2012)
Latin America
TBD
ROW Territories
TBD

Takeda has rights to all markets except Japan (Abbott) and China

*Health Canada accepted filing on 12/30/14.

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Sucampo Science & Pipeline

At-A-Glance: Sucampo Pipeline

CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT					
LEAD COMPOUNDS	PHASE1	PHASE 2	PHASE 3		REGULATORY FILING	APPROVAL
Lubiprostone – Alternate Formulation			FPI – 2H 2015 LPI – 2H 2015		2H 2016	2H 2017
Lubiprostone – PFC (6 years-17 years)			Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015		
Lubiprostone – PFC (6 months- 6 years)			Pivotal: FPI – 1H 2016 LPI – 1H 2017	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2H 2017	2H 2018
Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 2H 2016	FPI – 1H 2017 LPI – 1H 2018		2H 2018	2H 2019
Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015	FPI – 1H 2018 LPI – 2H 2018		1H 2020	1H 2021
PO Ion Channel Activator LSS		FPI –TBD			TBD	TBD
New Formulation Unoprostone Isopropyl – RP			Trial Ongoing Interim Data for RTU formulation 1H 2015			

■ COMPLETED ■ IN PROGRESS / PROJECTED START

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Financials and Milestones

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Key Facts and Financial Summary

Key Facts	
Stock Price (01-09-15), 52-Week Range	$13.74; $5.80 – $14.90
Shares Outstanding (01-09-15)	44.2M (1 class of common stock)
Daily Volume (90-day average)	210,860
Market Capitalization (01-09-15)	$607.3M
Enterprise Value (01-09-15)	$549.0M
Financial Highlights for Q3 2014	
Cash & Equivalents	$106.4M
Notes Payable*	$48.1M
Total Revenue	$31.5M
Net Income, excluding special items	$6.3M
EPS, excluding special items	$0.14
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$88.5M
Financial Highlights for Nine Months 2014	
Total Revenue	$77.7M
Net Income, excluding special items	$8.6M
EPS, excluding special items	$0.20
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$240.5M
Raised full year 2014 guidance, excluding special items	Net Income $15-20M; EPS $0.35-0.45

*On 11-20-14 and 12-29-14, Sucampo repaid two secured loans of ¥1.0B with MUFG Bank and The Mizuho Bank Ltd., approximating a total of $17M. These loan repayments released the total collateralized deposits of $26M.

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Upcoming Milestones

Event	Expected Timing
Global partnership agreement for AMITIZA	√
Updated on AMITIZA alternate formulation and PFC development	√
Filed AMITIZA (CIC and OIC) for approval in Canada	√
Initiated MRP to secure approval for AMITIZA (CIC) in additional European markets	√
Decision made on ion channel activator program for LSS	√
Cobiprostone NERD Ph. 2 FPI	√
Cobiprostone oral mucositis Ph. 2 FPI	1H 2015
Approvals for AMITIZA in additional European markets	
Go/No Go for unoprostone in retinitis pigmentosa	
Expected MHRA decision on AMITIZA (OIC) in the U.K.	
Lubiprostone alternate formulation Ph. 3 FPI	2H 2015
Lubiprostone alternate formulation Ph. 3 LPI	
Lubiprostone PFC (6 years – 17 years) Ph. 3 LPI (pivotal)	
Lubiprostone PFC (6 years – 17 years) Ph. 3 LPI (open-label)	
Expected approval of AMITIZA (CIC and OIC) in Canada	
Cobiprostone NERD Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) Ph. 3 FPI (pivotal)	1H 2016
Lubiprostone PFC (6 months – 6 years) Ph. 3 FPI (open-label)	
File lubiprostone alternate formulation for approval in U.S.	2H 2016
Cobiprostone oral mucositis Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) LPI (open-label)	

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We Have Executed Key Components of Our Strategy

Focus efforts and strengthen overall capabilities

- ✓ Team
- ✓ Development capability

Secure and grow AMITIZA revenues

- ✓ Efforts to ensure consistent and sustainable growth
- ✓ Global partnerships
- ✓ Patent litigation resolution

Optimize investment in current pipeline

- ✓ Life cycle management
- ✓ Prioritize or exit programs to maximize return on investment (ongoing)

Next steps for 2015

- Execute on pipeline programs
- Expand pipeline through licensing or acquisition of products or company acquisitions

Q&A

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Appendix

Lubiprostone Pediatric Functional Constipation (PFC)

What is this disease state?

- Constipation is one of the most common gastrointestinal complains in children. The prevalence of PFC worldwide is estimated to be between be anywhere between 4-37%. Only 50-70% of children with functional constipation demonstrate long-term improvement with currently available treatments, leaving many patients looking for alternative treatment options. For the U.S., 13.5M or 18% of children suffer from pediatric constipation.

What is the competitive environment?

- Forlax® (oral), prucalopride/Resolor® (Shire) (failed, Phase 4)

What is the rationale for lubiprostone for PFC?

- Lubiprostone helps create increased amounts of fluid that flows into the bowels, helping pass stool more easily. This can decrease severe pain felt by children who may not have enough sectional fluids to help pass stool.

Cobiprostone in Oral Mucositis (OM)

What is this disease state?

- OM is a debilitating side effect of radiation therapy and chemotherapy, causing large ulcers inside an individuals mouth. More than 89% of patients with head and neck cancer (HNC) receiving radio/chemotherapy develop OM. There are roughly 350,000 head and neck cancer patients worldwide. There are roughly 90,000 patients in the U.S. suffering from OM.

What is the competitive environment?

- No medications are currently approved to treat OM in HNC in the U.S., only approved devices including; Mueller Medical International (mucosal protectant paste), Access (MUGARD®), Camurus AB (Episil®), Helsinn and DARA BioSciences (Gelclair®); and EUSA Pharma (Caphosol®). Amgen/Biovitrum (Kepivance®) is approved for OM in hematologic malignancies that require HSC transplantation. Cryotherapy is also a therapeutic option.

Why would cobiprostone work in OM?

- Mucositis develops as a result of radiation/chemotherapy causing large outbreaks of ulcers. Cobiprostone has the properties of protecting the mucosal barrier and decreasing the severity and duration of the ulcers.

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Cobiprostone for Non Erosive Reflux Disease (NERD)

What is this disease state?

- NERD is a subtype of GERD (gastro-esophagael reflux disease) and is a condition where the reflux of gastric content causes painful complications that are masked by normal-appearing mucosa. It is estimated that between 27-37M people suffer from NERD in the U.S. Scientific evidence shows that anywhere from 10-40% of GERD patients, or about 11-42M people in North America, have low response rates to proton pump inhibitors.


GERD
Non-erosive reflux disease 60-70%
Erosive esophagitis 20-30%
Barrett's esophagus 6-10%
Failure on PPI qd 40-50%
Failure on PPI qd 6-15%
Failure on PPI qd 20%
PPI failure patients

What is the competitive environment?

- Proton pump inhibitors (PPI) are the first line of symptom relief. However, their efficacy rates in NERD is only around 40-60%.

Why would cobiprostone work in NERD?

- We believe that cobiprostone holds promise for this large patient population by repairing mucosal barrier function.

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PO Ion Channel Activator Lumbar Spinal Stenosis (LSS)

What is this disease state?

- LSS is a degenerative disease of the lumbar spine caused by a narrowing of the spinal canal. LSS causes diminished blood flow, numbness and muscle weakness in the lower extremities, as well as increased pain while walking.

- According to the American Association of Neurological Surgeons, it is estimated that about 400,000 Americans, most over the age of 60, may be suffering from the symptoms of lumbar spinal stenosis.

What is the competitive environment?

- Taisho Pharmaceuticals, Tanabe-Mitsubishi Pharmaceuticals and Toray all have products in clinical development for LSS. (All prostaglandin compounds; not moving forward)

Why use an ion channel activator for LSS?

- BK channel activation could lead to relaxation of arteries which are compressed by spinal canal degradation and relief of the neuropathic pain which is caused by neural damage.

Unoprostone Isopropyl for Retinitis Pigmentosa (RP)

What is this disease state?

- RP is typically diagnosed in adolescents and young adults, and is a progressive disorder. RP is caused by gene mutations (variations) inherited from one or both parents. RP typically begins with degeneration of rods, followed by progressive and irreversible death of cones leading to blindness.
- RP affects about 1.5M people worldwide.

Who is the competitive environment?

- Second Sight Medical Products (implantation device) Spark Therapeutics (RPE65 mutation), Neurotech (CNTF), Dompe Pharmaceuticals (rhNGF), FFB (Valproic acid), DNAVEC Corporation (PEDF potentially with FGF-2), QLT (synthetic retinoid replacement) and Sanofi (gene therapy).

What is the rational for unoprostone isopropyl for RP?

- Nonclinical studies suggest that unoprostone isopropyl may have anti-apoptotic effects in RP patients, promoting photoreceptor viability, mediated by BK channel activation; Unoprostone activates RPE function further supporting photoreceptor survival.

AMITIZA: Intellectual Property

AMITIZA has a robust U.S. patent estate

- 16 patents in Orange Book
- Latest patents expire in 2027

Recently settled Par litigation

- Sucampo and RTU will grant Par a non-exclusive license to market Par's generic version in the U.S. beginning January 1, 2021, or earlier under certain circumstances
- Par will split with Sucampo the gross profits of the licensed products sold during the term of the agreement
- In the event Par elects to launch an authorized generic, Sucampo will supply Par at a negotiated price

Recently received a Paragraph IV certification notice letter regarding Dr. Reddy's Laboratories

- Sucampo filed suit on 11/12/14

AMITIZA Collaborations: Extended and Global

Original U.S. and Canadian Collaboration

- Takeda promotes, markets, and sells AMITIZA in U.S. and Canada
- Product royalty agreement: tiered royalty rate of 18%−26% of annual net sales
- Takeda will no longer reimburse Sucampo for the product details made by Sucampo sales representatives; committed to annual minimum commercial investment instead

Extended U.S. and Canadian Collaboration

- Begins on January 1, 2021
- Takeda will split with Sucampo the gross profits of branded AMITIZA

Global Collaboration

- Takeda marketing authorization holder and responsible for development, regulatory and commercial
- Global except U.S., Canada, Japan and China
- Upfront payment of $14M (received 12-16-14)
- Product sales agreement: supply price to Takeda at negotiated price
- Development costs payable by Sucampo: $6M

Japan

- Abbott promotes, markets, and sells AMITIZA in Japan
- Product sales agreement: supply price to Abbott at negotiated price

A Strong Heritage

- **1996** Dr. Sachiko Kuno and Dr. Ueno found R-Tech Ueno (USA), Inc., later to become Sucampo
- **2006** AMITIZA approved for CIC in the U.S.
- **2007** Initial Public Offering
- **2008** AMITIZA approved for IBS-C in the U.S.
- **2009** AMITIZA approved for CIC in Switzerland
- **2010** Sucampo acquires Sucampo AG
- **2012** AMITIZA approved for CIC in the U.K. and for CC in Japan
- **2013** AMITIZA approved for OIC in the U.S. and launched RESCULA in the U.S.
- **2014** Named Peter Greenleaf as CEO

AMITIZA: Product Profile and Differentiation

Most expansive label in constipation market

Most experienced product: 9M prescriptions in 8+ years

Well-tolerated product with well-established safety profile

- 8+ years' postmarketing
- No black box warning (contrast to linaclotide)

Key product characteristics:

- Rapid onset in CIC: 57% to 63% of patients respond within 24 hours
- No limitation on duration of use except in U.K. (contrast to laxatives)

AMITIZA's MOA


lubiprostone
ClC-2–Chloride Channel Activation
Fluid Secretion
Barrier Repair and Mucosal Protection
Anti-Inflammatory Activity

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Constipation Market Overview

Chronic Idiopathic Constipation (CIC)

- Affects approximately 14% to 16% of adult population globally
- 33M in U.S., 41M in E.U. 5, 15M in Japan (CC)
- Accounts for 92K hospitalizations/year in U.S.
- Severe constipation is associated with increased CV risk in women

Irritable Bowel Syndrome with Constipation (IBS-C)

- Affects approximately 15% of adult population globally, 1/3 of whom have IBS-C
- 12M in U.S., 11M in E.U., 3M in Japan
- Direct and indirect costs of IBS care in U.S. are $20B/year
- Patients with IBS consume >50% more healthcare resources than those without

Opioid-Induced Constipation-non cancer (OIC)

- Affects 2-4M moderate to severe sufferers
- Most common reason for discontinuation of opioid therapy
- AMITIZA does not act on opiate receptors or inhibit analgesic activity of opioid therapy

For data source, see references 2 and 3

Takeda is a Global GI leader

PANTOPRAZOLE

PREVACID LANSOPRAZOLE

DEXILANT dexlansoprazole

Tecta pantoprazole magnesium

amitiza lubiprostone

Launched in 2014

Entyvio vedolizumab

Pipeline

Vonoprazan (Acid Disorders / Japan) Filing
TAK-114 (UC) Phase II
ENTYVIO Subcutaneous, Phase I

RESCULA

Glaucoma is the second leading cause of bilateral blindness worldwide

- Expected to affect an estimated 79.6M people worldwide by 2020
- Reduction in intra-ocular pressure (IOP) is currently the only modifiable risk factor for patients with glaucoma and ocular hypertension

RESCULA targets IOP reduction via BK-channel activation

Recent decision to exit direct selling and marketing

- Continue to make available for a limited time

Exploring options to monetize the product

ANDA submitted by Par Pharmaceutical, Inc.

- Latest patents expire 2021
- Sucampo evaluating options for responding to ANDA filing

References

1. IMS, NPA Data
2. Sucampo data on file
3. Internal Research